United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2007

Arena Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-46164	73-1596109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4920 South Lewis Street, Suite 107, Tulsa, Oklahoma 74105
(Address of principal executive offices)

Registrant's telephone number, including area code  (918) 747-6060

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CPR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CPR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

               On June 5, 2007, Arena Resources, Inc. (the “Company”) entered into a First Amendment to First Amended and Restated Credit Agreement with MidFirst Bank and a syndicate of lenders including Compass Bank, Bank of Scotland, Capital One, N.A. and SunTrust Bank, pursuant to which the Company’s existing borrowing base under such credit facility was increased from $65,000,000 to $100,000,000.

               A copy of the First Amendment to First Amended and Restated Credit Agreement is included as an exhibit hereto.

Exhibits

10.1	First Amendment to First Amended and Restated Credit Agreement dated June 5, 2007, among the Company, MidFirst Bank, Compass Bank, Capital One, N.A. and SunTrust Bank.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA RESOURCES, INC.

Date: June 7, 2007	By:	/s/ William R. Broaddrick
William R. Broaddrick
Vice President Finance and Principal Financial Officer